UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): December 1, 2014

Synthesis Energy Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33522 (Commission File Number)	20-2110031 (I.R.S. Employer Identification No.)

Three Riverway, Suite 300 Houston, Texas (Address of principal executive offices)	77056 (Zip Code)

(713) 579-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountants.

UHY LLP (“UHY”) served as the independent registered public accounting firm of Synthesis Energy Systems, Inc. (the “Company”) to audit the financial statements of the Company for the fiscal years ended June 30, 2014 and 2013. The Audit Committee of the Board of Directors selected UHY to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015. On December 1, 2014, UHY informed the Company that effective on that date, its Texas practice had been acquired by BDO USA, LLP (“BDO”). As a result of this transaction, UHY resigned as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015.

Effective December 4, 2014, the Company engaged BDO as its independent registered public accounting firm for the Company’s fiscal year ended June 30, 2015. The decision to engage BDO as the Company’s independent registered public accounting firm was approved by Audit Committee of the Company’s Board of Directors.

UHY’s audit reports on the consolidated financial statements of the Company and subsidiaries as of June 30, 2014 and 2013 and for each of the years in the two year period ended June 30, 2014 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended June 30, 2014 and 2013 and the subsequent interim period through December 1, 2014, there were no disagreements with UHY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of UHY, would have caused UHY to make reference to the subject matter of the disagreement(s) in connection with its reports.

During the years ended June 30, 2014 and 2013 and the subsequent interim period through December 1, 2014, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

UHY was provided a copy of the above disclosures and has furnished the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A letter from UHY is attached hereto as Exhibit 16.1.

During the fiscal years ended June 30, 2014 and 2013 and the subsequent interim period prior to the engagement of BDO, the Company did not consult with BDO regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements and neither a written report was provided to the Company or oral advice was provided that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement as defined in (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions to Item 304 of Regulation S-K or a reportable event as that term is defined in (a)(1)(v) of Item 304 of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of business acquired

None.

(b)	Pro Forma Financial Information

None.

(c)	Shell Company Transactions

None.

(d)	Exhibits

16.1 Letter from UHY LLP regarding change in independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Synthesis Energy Systems, Inc.

Dated: December 4, 2014	/s/ Robert Rigdon
Robert Rigdon President and Chief Executive Officer

Exhibit Index

16.1	Letter from UHY LLP regarding change in independent registered public accounting firm.